2016 Third-Quarter Results October 18, 2016

2 Introduction ● Unless otherwise stated, we will be talking about results for the third quarter of 2016 and comparing them to the same period in 2015 ● A glossary of terms, adjustments and other calculations, as well as reconciliations to the most directly comparable U.S. GAAP measures, are at the end of today’s webcast slides, which are posted on our website ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and authorization, as is the case in the U.S. today

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize products with the potential to reduce exposure to harmful constituents in smoke, individual risk and population harm; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended June 30, 2016. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 Source: PMI Financials or estimates 2016 EPS Guidance Reaffirmed ● Reaffirming 2016 reported diluted EPS guidance of $4.53 to $4.58, at prevailing exchange rates ● Guidance includes 35 cents of unfavorable currency at prevailing exchange rates ● Excluding currency, guidance continues to represents a growth rate of approximately 10.5% to 11.5% compared to adjusted diluted EPS of $4.42 in 2015

5 Q3, 2016: Financial Results Growth (Q3, 2016 vs. PY)(a) (a) Excluding currency Source: PMI Financials or estimates 3.6% 4.3% 4.0% Net Revenues Adjusted OCI Adjusted Diluted EPS

6 Q3, 2016: Favorable Pricing in All Regions Source: PMI Financials or estimates ● Favorable pricing variance of $440 million, reflecting positive contributions from all Regions, notably EEMA ● Announced or implemented price increases in a number of markets, including Argentina, Canada, Indonesia, Mexico and Turkey

7 Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes Source: PMI Financials or estimates Q3, 2016: PMI Organic Volume ● Q3, 2016 organic cigarette volume down by 5.4%, due mainly to: - Lower cigarette industry volume in Argentina, Indonesia, the Philippines and Russia - Lower cigarette market share, notably in North Africa, the Philippines and Russia - Partly offset by market share growth in the EU Region ● YTD September organic cigarette volume down by 3.9%. Anticipate similar decline for the full-year ● Heated tobacco stick shipment volume reached 2.1 billion units, an increase of approximately 900 million units compared to Q2, 2016

8 Note: Excluding China and the U.S. Pack visual is for illustrative purposes only Source: PMI Financials or estimates Marlboro: Cigarette Market Share Growth 0.1pp ̶ pp 0.2pp ̶ pp 9.8 10.1 Q3, 2015 EU EEMA Asia LA&C Q3, 2016 Marlboro International Cigarette Market Share (%)

9 Source: PMI Financials or estimates ● Cigarette industry volume down by 1.4% in Q3, 2016. Expect full-year decline of around 1% ● Marlboro cigarette share was up in four of the top six largest EU Region markets by industry volume in Q3, 2016, with particularly strong growth in Germany and Spain EU Region: Strong Cigarette Market Share Performance 37.8 38.2 Q3, 2015 Q3, 2016 PMI Cigarette Market Share (%) +0.4pp

10 Indonesia: Sequential Market Share Growth in Q3, 2016 ● Sequential market share growth in Q3, 2016, driven by our strong performance in the full-flavor machine-made kretek segment ● Launched Marlboro Filter Black (full-flavor machine-made kretek) in 25 cities in September 2016 ● In 2017, excise taxes will increase by an industry weighted-average of approximately 10% (vs. around 15% in 2016) Note: Pack design is for illustrative purposes only Source: PMI Financials or estimates 5.1 5.0 5.0 5.2 4.9 22.6 21.7 21.8 22.1 23.1 7.4 7.6 7.3 6.8 6.7 35.1 34.3 34.1 34.1 34.7 Q3 Q4 Q1 Q2 Q3 PMI Cigarette Market Share (%) Whites Hand-Rolled Kretek Machine-Made Kretek 2016 2015

# Japan: Stabilizing Cigarette Share; *HeatSticks* Share Growth Continues

PHILIP MORRIS INTERNATIONAL

PMI Cigarette Market Share (%)


25.3
24.9
24.9
25.2
Q3
Q4
H1(a)
Q3
2015
2016

Weekly *HeatSticks* Market Share (%)


4.3
2.7
1.6
Q3, 2016 SoM:
3.5%
Mid-April 2016
June 2016
September 2016

(a) H1, 2016 period used due to significant trade inventory movements in Q1 and Q2

Note: Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. *HeatSticks* market share represents the total sales volume for *HeatSticks* as a percentage of the total estimated sales volume for cigarettes and *HeatSticks*. Pack designs are for illustrative purposes only

Source: PMI Financials or estimates, and Tobacco Institute of Japan

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12 North Africa: Sequential Market Share Improvement in Q3, 2016 PMI Cigarette Market Share (%) Note: Pack design is for illustrative purposes only Source: PMI Financials or estimates 14.1 12.4 7.3 6.9 10.3 30.6 27.8 24.5 21.9 24.6 Q3 Q4 Q1 Q2 Q3 2016 2015

13 Russia: 2017 Excise Tax Increase Proposal ● On October 1st, Ministry of Finance submitted a proposal to raise the specific and minimum excise tax levels for 2017 by approximately 10% above what is currently in the tax code ● If approved by the Duma and signed into law, it will result in a total tax pass-on of approximately RUB 11/pack(a) Excise Tax Structure 2016 Current Proposed Ad Valorem Excise Tax (% of MRSP) 12.0% 13.0% 13.0% Specific Excise Tax (RUB/000) 1,250 1,420 1,560 Minimum Excise Tax (RUB/000) 1,680 1,930 2,120 2017 Excise Tax (a) Assuming full tax pass-on Note: MRSP stands for Maximum Retail Selling Price

14 Argentina: Cigarette Industry Showing Signs of Adjustment to Significant Excise-Tax Driven Price Increases in 2016 ● Cigarette industry volume declined by 14.1% in Q3, due mainly to the impact of significant excise-tax driven price increases in May ● Early signs that adult smokers are adjusting to the higher retail prices: - Average monthly decline in August and September of 8.0% ● Cigarette industry volume decline forecast: - 2016: down by around 12% - During 2017: return to the low single-digit historical decline rate, once the May 2016 excise tax increase has been lapped Source: PMI Financials or estimates

15 Source: PMI Financials or estimates Conclusion: Full-Year 2016 Outlook Remains Strong ● Q3, 2016 results in line with of our expectations ● Reaffirming 2016 reported diluted EPS guidance. Ex-currency, our guidance continues to represent a growth rate of approximately 10.5% to 11.5% compared to adjusted diluted EPS of $4.42 in 2015

2016 Third-Quarter Results Questions & Answers Download PMI’s Investor Relations App iOS Android

Glossary and Reconciliation of Non-GAAP Measures

18 Glossary: General Terms ● PMI stands for Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● Unless otherwise stated, results are compared to those of the same period in the preceding year ● PMI volumes refer to PMI cigarette shipment data, unless otherwise stated ● Organic volume refers to volume excluding acquisitions ● References to total international cigarette market, defined as worldwide cigarette volume excluding the U.S., total cigarette market, total market and market shares are PMI tax-paid estimates based on the latest available data from a number of internal and external sources and may, in defined instances, exclude China and/or PMI’s duty free business ● Trademarks are italicized

19 Glossary: Financial Terms ● Net revenues exclude excise taxes ● Operating Companies Income, or "OCI", is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income) or loss in unconsolidated subsidiaries, net ● Adjusted OCI is defined as OCI adjusted for asset impairment, exit and other costs ● OCI growth rates are on an adjusted basis ● EPS stands for Earnings per Share

20 Glossary: Industry/Market Terms ● EEMA refers to the Eastern Europe, Middle East & Africa Region and includes our international duty free business ● EU refers to the European Union Region ● LA&C refers to the Latin America & Canada Region ● North Africa: Algeria, Egypt, Libya, Morocco and Tunisia ● SoM stands for Share of Market ● "Whites" stands for non-kretek cigarettes

21 Glossary: Reduced-Risk Products ● HeatSticks and HEETS tobacco sticks are novel patented tobacco products specifically designed by PMI for use with PMI’s iQOS system. The tobacco in HeatSticks / HEETS is heated by our iQOS technology to provide adult smokers with real tobacco taste and satisfaction without combustion. Includes Marlboro HeatSticks, Parliament HeatSticks and HEETS from Marlboro ● iQOS is the new brand name under which PMI has chosen to commercialize its Platform 1 controlled heating device ● Reduced-Risk Products ("RRPs") is the term the company uses to refer to products with the potential to reduce individual risk and population harm in comparison to smoking cigarettes. PMI’s RRPs are in various stages of development and commercialization, and we are conducting extensive and rigorous scientific studies to determine whether we can support claims for such products of reduced exposure to harmful and potentially harmful constituents in smoke, and ultimately claims of reduced disease risk, when compared to smoking cigarettes. Before making any such claims, we will rigorously evaluate the full set of data from the relevant scientific studies to determine whether they substantiate reduced exposure or risk. Any such claims may also be subject to government review and authorization, as is the case in the U.S. today

22 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 2015 Reported Diluted EPS 4.42$ Adjustments: Asset impairment and exit costs 0.03 Tax items (0.03) Adjuste Diluted EPS 4.42$

# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
**For the Quarters Ended September 30,**
($ in millions)
(Unaudited)

| 2016 | | | | | | | 2015 | | | % Change in Net Revenues excluding Excise Taxes | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net Revenues | Less Excise Taxes | Net Revenues excluding Excise Taxes | Less Currency | Net Revenues excluding Excise Taxes & Currency | Less Acquisitions | Net Revenues excluding Excise Taxes, Currency & Acquisitions | | Net Revenues | Less Excise Taxes | Net Revenues excluding Excise Taxes | Total | Excluding Currency | Excluding Currency & Acquisitions |
| $ 7,387 | $ 5,187 | $ 2,200 | $ (6) | $ 2,206 | $ - | $ 2,206 | European Union | $ 7,018 | $ 4,895 | $ 2,123 | 3.6% | 3.9% | 3.9% |
| 5,122 | 3,186 | 1,936 | (141) | 2,077 | - | 2,077 | EEMA | 5,107 | 3,091 | 2,016 | (4.0)% | 3.0% | 3.0% |
| 5,113 | 2,977 | 2,136 | 59 | 2,077 | - | 2,077 | Asia | 4,880 | 2,896 | 1,984 | 7.7% | 4.7% | 4.7% |
| 2,313 | 1,603 | 710 | (108) | 818 | - | 818 | Latin America & Canada | 2,417 | 1,613 | 804 | (11.7)% | 1.7% | 1.7% |
| **$ 19,935** | **$ 12,953** | **$ 6,982** | **$ (196)** | **$ 7,178** | **$ -** | **$ 7,178** | **PMI Total** | **$ 19,422** | **$ 12,495** | **$ 6,927** | **0.8%** | **3.6%** | **3.6%** |

| 2016 | | | | | | 2015 | % Change in Operating Companies Income | | |
|---|---|---|---|---|---|---|---|---|---|
| Operating Companies Income | Less Currency | Operating Companies Income excluding Currency | Less Acquisitions | Operating Companies Income excluding Currency & Acquisitions | | Operating Companies Income | Total | Excluding Currency | Excluding Currency & Acquisitions |
| $ 1,120 | $ 29 | $ 1,091 | $ - | $ 1,091 | European Union | $ 1,045 | 7.2% | 4.4% | 4.4% |
| 962 | (127) | 1,089 | - | 1,089 | EEMA | 1,002 | (4.0)% | 8.7% | 8.7% |
| 761 | 57 | 704 | - | 704 | Asia | 690 | 10.3% | 2.0% | 2.0% |
| 224 | (53) | 277 | - | 277 | Latin America & Canada | 294 | (23.8)% | (5.8)% | (5.8)% |
| **$ 3,067** | **$ (94)** | **$ 3,161** | **$ -** | **$ 3,161** | **PMI Total** | **$ 3,031** | **1.2%** | **4.3%** | **4.3%** |

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# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
**For the Quarters Ended September 30,**
($ in millions)
(Unaudited)

| 2016 | | | | | | | | 2015 | | | % Change in Adjusted Operating Companies Income | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Operating Companies Income | Less Asset Impairment & Exit Costs | Adjusted Operating Companies Income | Less Currency | Adjusted Operating Companies Income excluding Currency | Less Acquisi-tions | Adjusted Operating Companies Income excluding Currency & Acquisitions | | Operating Companies Income | Less Asset Impairment & Exit Costs | Adjusted Operating Companies Income | Adjusted | Adjusted excluding Currency | Adjusted excluding Currency & Acquisitions |
| $ 1,120 | $ - | $ 1,120 | $ 29 | $ 1,091 | $ - | $ 1,091 | European Union | $ 1,045 | $ - | $ 1,045 | 7.2% | 4.4% | 4.4% |
| 962 | - | 962 | (127) | 1,089 | - | 1,089 | EEMA | 1,002 | - | 1,002 | (4.0)% | 8.7% | 8.7% |
| 761 | - | 761 | 57 | 704 | - | 704 | Asia | 690 | - | 690 | 10.3% | 2.0% | 2.0% |
| 224 | - | 224 | (53) | 277 | - | 277 | Latin America & Canada | 294 | - | 294 | (23.8)% | (5.8)% | (5.8)% |
| **$ 3,067** | **$ -** | **$ 3,067** | **$ (94)** | **$ 3,161** | **$ -** | **$ 3,161** | **PMI Total** | **$ 3,031** | **$ -** | **$ 3,031** | **1.2%** | **4.3%** | **4.3%** |

| 2016 | | | | | | | 2015 | | | % Points Change | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Adjusted Operating Companies Income excluding Currency | Net Revenues excluding Excise Taxes & Currency[(a)] | Adjusted Operating Companies Income Margin excluding Currency | Adjusted Operating Companies Income excluding Currency & Acquisitions | Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)] | Adjusted Operating Companies Income Margin excluding Currency & Acquisitions | | Adjusted Operating Companies Income | Net Revenues excluding Excise Taxes[(a)] | Adjusted Operating Companies Income Margin | Adjusted Operating Companies Income Margin excluding Currency | Adjusted Operating Companies Income Margin excluding Currency & Acquisitions |
| $ 1,091 | $ 2,206 | 49.5% | $ 1,091 | $ 2,206 | 49.5% | European Union | $ 1,045 | $ 2,123 | 49.2% | 0.3 | 0.3 |
| 1,089 | 2,077 | 52.4% | 1,089 | 2,077 | 52.4% | EEMA | 1,002 | 2,016 | 49.7% | 2.7 | 2.7 |
| 704 | 2,077 | 33.9% | 704 | 2,077 | 33.9% | Asia | 690 | 1,984 | 34.8% | (0.9) | (0.9) |
| 277 | 818 | 33.9% | 277 | 818 | 33.9% | Latin America & Canada | 294 | 804 | 36.6% | (2.7) | (2.7) |
| **$ 3,161** | **$ 7,178** | **44.0%** | **$ 3,161** | **$ 7,178** | **44.0%** | **PMI Total** | **$ 3,031** | **$ 6,927** | **43.8%** | **0.2** | **0.2** |

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

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25 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended September 30, (Unaudited) 2016 2015 % Change Reported Diluted EPS 1.25$ 1.25$ - % Adjustments: Asset impairment and exit costs - - Tax items - (0.01) Adjuste iluted EPS 1.25$ 1.24$ 0.8% Less: Currency impact (0.04) Adjusted Diluted EPS, excluding Currency 1.29$ 1.24$ 4.0%

26 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended September 30, (Unaudited) 2016 2015 % Change Reported Diluted EPS 1.25$ 1.25$ - % Less: Currency impact (0.04) Reported Diluted EPS, excluding Currency 1.29$ 1.25$ 3.2%

2016 Third-Quarter Results October 18, 2016